UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31,  2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Annual Report

December 31, 2010

Advisor: Potkul Capital Management LLC

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

BREAD & BUTTER FUND

SHAREHOLDER LETTER

DECEMBER 31, 2010 (UNAUDITED)

Dear Fellow Shareholders,

The Bread & Butter Fund had an annual return of 10.83% compared to the performance of the S&P 500 index of 12.78% and with dividends reinvested 15.06% for the year ended December 31, 2010.

The Fund has completed its 5th anniversary. Over this time, the Fund successfully navigated through the most difficult financial markets since the Great Depression. The Bread & Butter Fund produced an annual total return with dividends and capital gains reinvested of 3.80% since inception exceeding the return of the S&P 500 Index. The cash position did dampen the Fund’s short term upside performance.

The Fund continues to find a few select value opportunities in the market even though there are fewer bargain priced investment opportunities.  I am focusing on those undervalued companies that have the ability to pass on higher prices to their customer to stay ahead of rising input cost. With such investments the Fund can grow and preserve your purchasing power as the Federal Reserve and Treasury pursue aggressive inflationary fiscal and monetary policies.

It is my goal to grow the Fund with investors who understand the Fund’s investment strategy. An informed investor will be more likely to stay the course or even add to their investments in periods of distress. The additional investment into the Fund during time of panic allows me to take advantage of attractively priced securities and plant the seeds for future capital appreciation.

Over the six month period ending December 31, 2010, the Fund had several security purchases and one security redemption.  The Fund purchased positions in Amsurg Corp, Central Gold Trust, Chesapeake Energy Corp., Consolidated-Tomoka Land, Noble Corp., Novamed Inc., NRG Energy Inc., and Smithfield Foods Inc.

Amsurg and Novamed operate Ambulatory Surgical Centers or ASCs which are outpatient surgery centers. The companies are majority partners with the operating physicians. The surgery centers revenues come by billing the patient directly or by third party payor for use of the center to perform the procedure. The centers are either single specialty or multi-specialty centers focusing mainly on gastroenterology, ophthalmology, orthopedic or a combination of procedures. The ASC’s industry is highly fragmented whereby physician groups own a large portion of the nationwide centers. There is plenty of future opportunity to consolidate the industry. While both companies have higher debts and more

BREAD & BUTTER FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

goodwill than I would prefer, they have attractive free cash-flow generation to compensate for such risks. I purchased both companies at under10times free cash-flow to enterprise value. Healthcare reform and Medicare reimbursement has placed a cloud over the industry, but it does not change the fact that ASCs can provide services for 40% less than a hospital setting. As healthcare demand increases due to aging demographics, low cost surgical centers should be a major beneficiary.  Recently, Novamed has received a buyout offer that I believe is inadequate. I will assess the situation to determine the Fund’s options.

Central Gold Trust holds physical gold. I purchased this position as a hedge against the current fiscal and monetary policies. The Treasury and Federal Reserve are pursuing inflationary policies by holding interest rates at artificially low levels and by quantitative easing -QE1 and QE2. The Federal Reserve has referred to these actions as quantitative easing which is used to obscure their real activity which is money printing and monetization of treasury debts. Gold is associated with stability and a form of currency by many cultures around the globe. It is a universally recognized store of value mainly in the Asian and developing regions of the world due to the natives’ distrust of paper currency.

Chesapeake Energy was purchased as the company made a dramatic portfolio resource shift from mainly natural gas to a more balanced resource base of oil shale reserves. In this effort to expand and grow its oil reserves, the company went on a buying spree acquiring unconventional oil shale properties across the country. In order to offset the cost to develop the oil shale properties, the company made numerous joint venture agreements with large international energy companies at very favorable prices.  Chesapeake will weight its capital expenditure budget to 2/3rds oil by 2012. The expected returns are substantially higher as oil and natural gas liquids are priced more favorably than natural gas. Recently, the company has made a commitment to reduce outstanding debt by reducing production growth and selling assets. I think this is a prudent move. I was able to purchase Chesapeake at a large discount to its reserve base.

Consolidated-Tomoka Land owns substantial land holdings in the Daytona Beach Florida area and has 28 rental properties that the company purchased by favorable tax deferred land sales. I was able to buy approximately 11,000 acres of land in the city of Daytona Beach, a strong balance sheet, an assortment double/triple lease retail and office properties generating cash-flow at a major discount to my estimated future fair value of the assets. What attracted me to this company are the strong balance sheet and the cash-flow stream of the rental properties. This strong financial position and cash-flow has allowed the company to retain shareholder value at cyclical lows and not squander away assets just to survive. Eventually as additional land is developed, the shareholders will be rewarded with a growing dividend stream and higher asset values.

Noble Corp. is an offshore energy service company focusing on the global deep water rig market. The company has a solid balance sheet and generates a large free cash-flow.  Currently, Noble is in the midst of an aggressive expansion of its deep water fleet. I expect to see the major benefits of this expansion later in 2011 and in 2012 as the new rigs commence operation. The company’s share price had taken a hit from the fallout of the Gulf of Mexico oil spill which has led to a drilling moratorium in the region. The company is dealing with the situation by moving some of its Gulf of Mexico rigs to international waters to gain employment. I was able to purchase this company slightly above tangible book value and at a very attractive free cash-flow multiple.

NRG Energy Inc. is a wholesale and retail power generation company that has a diverse portfolio of power plants including nuclear, natural gas, solar and wind. Through the benefits of government tax credits, the company will build and operate the biggest solar project in the country at a very favorable return on investment. I was able to purchase this company at a big discount to book value and an attractive free cash-flow multiple.

Finally, Smithfield Foods is the largest pork processor in the world. The company has been aggressively selling off assets and using its free cash-flow to pay down debts. The pork industry has had favorable pricing due to a long slump where many producers lost money and reduced herd count. This corrective action has set the industry up for a multiyear period of stronger pork prices. Smithfield was purchased close to book value and at an attractive cash-flow multiple.

The only security that was sold was the Commonwealth Preferred B shares. The company redeemed the shares. If not for the redemption, the Fund would have been a long term holder of these shares, since it was yielding 8.75%. The Fund did benefit with a large long term capital gain on this position.

For the six month period ending December 31, 2010, significant contributors to the Fund’s performance were Coeur D’Alene Mines, Ensco plc, Seaboard, Vodaphone Group, Philip Morris International, Statoil and Pfizer. There were no securities that detracted value for the Fund over this period.

Market Observations

The stock market has had the biggest rally ever off the 2009 lows and the economy has started to climb out of the abyss. The federal government has become the lender of last resort to the economy supporting the banking system, the state and local governments and the housing and auto markets through artificially low rates, government aide and low down payment loans. Some pundits recommend continued massive government deficit spending as the solution to our current malaise. In my opinion these policies have sent the wrong message and at a substantial cost to those that acted responsibly and rationally.

Our economic system works well when malinvestment and failure is eliminated from the system by capitalistic forces. Unfortunately, free market capitalism is not allowed to discipline those that made poor financial decisions so we are stuck with excesses throughout the economy especially in the banking, housing and retailing industries.

Our economy has not been able to maintain a sustainable growth path without consecutive bubbles forming then bursting. The easy money policy promoted by the Federal Reserve has caused rolling asset bubbles in different asset classes such as the stock market fueled internet-technology bubble in early 2000 and currently the biggest bubble in history the credit and housing bubble which is still in the process of unraveling. The Federal Reserve chief believes that asset inflation is a viable way to long term prosperity. In the words of our Federal Reserve Chief Bernanke from his Washington Post article dated November 2010, Easier financial conditions will promote economic growth…... And higher stock prices will boost consumer wealth and help increase confidence, which can also spur spending. Increased spending will lead to higher incomes and profits that, in a virtuous circle, will further support economic expansion.

Based on the results of the last two economic crisis, these easy money polices have done more harm than good leaving behind malinvestment, excess consumption, large debts and significant financial losses. If anything, these policies have promoted short term speculative activity not rational long term capital formation spurring sustainable growth. Sustainable growth can be achieved by more savings and investment not greater debt accumulation and consumption. Unfortunately years of excessive malinvestment and asset inflation need to be restructured and this can take a number of years.

According to the Bureau of Labor Statistics (BLS) data, total seasonally adjusted payrolls were at 132.13 million in January 2001 and at 130.27 million in January 2011.  After an entire decade, we have fewer people employed even though the population has grown by over 25 million people. Where’s the jobs? The bubble policies promoted by the current and past Federal Reserve chiefs have failed to provide any employment growth. The decade long employment history is like the ocean tide. As the bubbles develop, employment and malinvestment increase.  Once the mania like activity peaks, the bubbles burst with asset prices correcting downward to sustainable economic levels as the accompanying jobs vanish.

With the current projected record federal government deficit for fiscal 2011 of $1.65 trillion, the total treasury debt will cross 100% Total debt to GDP this year. The federal government debt has gone parabolic since early 2009 when total federal debts stood at $9.7 trillion and by year end 2011 will be over $15 trillion or over 50% higher in less than 3 years. It appears to me that the newest bubble we face today is a treasury debt issuance bubble. In addition, the Federal Reserve under the term quantitative easing QE1 and QE2 have been buying back treasury debt in some cases just weeks after issuing the debt. This activity is plain and simple printing money out of thin air. The longer term consequences are dollar devaluation and inflation which can hurt your purchasing power in dollar based investments. It is my highest goal to protect your wealth and purchasing power of your assets in the Fund.

Thank you for your continued investment in the Fund. I would also like to welcome all our new investors. You can access your account information by logging on under Account Access on the Fund’s website at www.breadandbutterfund.com.

One last quote: “People only see what they are prepared to see”   Ralph Waldo Emerson

Respectfully submitted,

James Potkul

President and Chief Investment Officer

BREAD & BUTTER FUND

TOP TEN & SECTOR ALLOCATION

DECEMBER 31, 2010 (UNAUDITED)

Top Ten Holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)

Loews Corp.	12.04%	Diversified Holdings Cos.	18.17%
Phillip Morris International Inc.	6.82%	Consumer Products	6.82%
Berkshire Hathaway, Inc.	6.12%	Gold and Silver Ore	3.98%
Coeur d'Alene Mines Corp.	3.98%	Meat Packing Plants	5.73%
Chesapeake Energy Corp.	3.77%	Healthcare-Hospitals	5.65%
Seaboard Corp.	3.48%	Oil & Gas Exploration/Production	5.50%
Novamed, Inc.	3.36%	Oil Field Services	4.55%
Commonwealth Trust 6.50% Class D	3.19%	REIT Preferreds	3.19%
Pfizer Inc.	3.06%	Healthcare-Pharmaceuticals	3.06%
Noble Corp.	2.60%	Retail	2.36%
	48.42%	Real Estate	2.10%
		Electric Services	1.42%
		Radiotelephone Communications	0.96%
		Closed-End Trust	1.98%
		Short Term Investments	34.54%
		Liabilities in Excess of Other Assets	(0.01)%
		100.01%

BREAD & BUTTER FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

                                                                  1 Year          3 Year       Since Inception

Bread & Butter Fund *                              10.83%         3.83%            3.80%

S&P 500 **                                               15.06%        (2.85%)           2.95%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was October 31, 2005.

**The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on October 31, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.

BREAD & BUTTER FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

COMMON STOCKS - 60.30%

Consumer Products - 6.82%
1,600	Phillip Morris International, Inc.	$ 93,648

Diversified Holding Cos. - 18.17%
1,050	Berkshire Hathaway, Inc. Class B *	84,116
4,250	Loews Corp.	165,367
		249,483
Electric Services - 1.42%
1,000	NRG Energy, Inc. *	19,540

Gold and Silver Ore - 3.98%
2,000	Coeur d'Alene Mines Corp. *	54,640

Healthcare-Hospitals - 5.65%
1,500	Amsurg Corp. *	31,425
4,000	Novamed, Inc. *	46,120
		77,545
Healthcare-Pharmaceutical - 3.06%
2,400	Pfizer, Inc.	42,024

Meat Packing Plants - 5.73%
24	Seaboard Corp.	47,784
1,500	Smithfield Foods, Inc. *	30,945
		78,729
Oil & Gas Exploration\Production - 5.50%
2,000	Chesapeake Energy Corp.	51,820
1,000	Statoil ASA ADR	23,770
		75,590
Oil Field Services - 4.55%
500	Ensco International, Inc. PLC ADR	26,690
1,000	Noble Corp. (Switzerland)	35,770
		62,460

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

Radiotelephone Communications - 0.96%
500	Vodafone Group PLC (United Kingdom)	$ 13,220

Real Estate - 2.10%
1,000	Consolidated - Tomoka Land Co.	28,900

Retail - 2.36%
600	Walmart Stores, Inc.	32,358

TOTAL COMMON STOCKS (Cost $656,968) - 60.30%		828,137

Closed-End Trust - 1.98%
500	Central Gold Trust (Canada) *	27,175
TOTAL CLOSED-END TRUST (Cost $23,140) - 1.98%		27,175

REIT Preferreds - 3.19%
2,000	Commonwealth Trust 6.50% Class D	43,820
TOTAL PREFERREDS (Cost $16,409) - 3.19%		43,820

SHORT TERM INVESTMENTS - 34.54%
224,336	Fidelity Institutional Money Market Portfolio (Cost $224,336) 0.25%**	224,336
250,000	Huntington Conservative Deposit Account (Cost $250,000) 0.25%**	250,000
TOTAL SHORT-TERM INVESTMENTS (Cost $474,336)		474,336

TOTAL INVESTMENTS (Cost $1,170,853) - 100.01%		1,373,468

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(103)

NET ASSETS - 100.00%		$1,373,365

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

          Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

          These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 828,137	$ -	$ -	$ 828,137
Closed-End Trust	27,175			27,175
REIT Preferred	43,820	-	-	43,820
Short-Term Investments:
Fidelity Institutional Money Market Portfolio	224,336	-	-	224,336
Huntington Conservative Deposit Account	250,000	-	-	250,000
	$1,373,468	$ -	$ -	$1,373,468

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

Assets:
Investments in Securities, at Value (Cost $1,170,853)	$ 1,373,468
Cash	500
Receivables:
Dividends and Interest	1,703
Total Assets	1,375,671
Liabilities:
Accrued Management Fees	1,153
Other Accrued Expenses	1,153
Total Liabilities	2,306

Net Assets	$ 1,373,365

Net Assets Consist of:
Capital Stock	$ 120
Paid In Capital	1,244,157
Accumulated Undistributed Net Investment Income	93
Accumulated Realized Loss on Investments	(73,620)
Unrealized Appreciation in Value of Investments	202,615
Net Assets, for 119,867 Shares Outstanding	$ 1,373,365

Net Asset Value Per Share	$ 11.46

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF OPERATIONS

For the year ended DECEMBER 31, 2010

Investment Income:
Dividends (net of $138 of foreign tax withheld)	$16,336
Interest	1,923
Total Investment Income	18,259

Expenses:
Advisory Fees (Note 2)	11,771
Transfer Agent Fees	6,000
Custody Fees	3,600
Printing & Postage Fees	137
Professional Fees	12,700
Insurance Fees	302
Registration Fees	4,205
Software Fees	500
Director Fees	108
Taxes	520
Other Expenses	1,770
Total Expenses	41,613
Less fees waived and expenses reimbursed by Advisor (Note 2)	(20,841)
Net Expenses	20,772

Net Investment Loss	(2,513)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	41,610
Net Change in Unrealized Appreciation on Investments	82,564
Realized and Unrealized Gain on Investments	124,174

Net Increase in Net Assets Resulting from Operations	$121,661

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2010	12/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (2,513)	$ 9,366
Realized Gain (Loss) on Investments	41,610	(93,439)
Unrealized Appreciation on Investments	82,564	311,023
Net Increase in Net Assets Resulting from Operations	121,661	226,950

Distributions to Shareholders:
Net Investment Income	-	(9,542)
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	(9,542)

Capital Share Transactions (Note 4)	188,788	(121,148)

Total Increase in Net Assets	310,449	96,260

Net Assets:
Beginning of Period	1,062,916	966,656

End of Period (Including Undistributed Net Investment Income of $93, and $93, respectively)	$1,373,365	$1,062,916

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

FINANCIAL HIGHLIGHTS

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 10.34	$ 8.42	$ 10.37	$ 11.03	$ 10.15

Income From Investment Operations:
Net Investment Income (Loss) *	(0.02)	0.09	0.04	0.13	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	1.14	1.92	(1.96)	(0.55)	0.95
Total from Investment Operations	1.12	2.01	(1.92)	(0.42)	1.09

Distributions:
Net Investment Income	-	(0.09)	(0.03)	(0.12)	(0.14)
Realized Gains	-	-	-	(0.04)	-
Return of Capital	-	-	-	(0.08)	(0.07)
Total Distributions	-	(0.09)	(0.03)	(0.24)	(0.21)

Net Asset Value, at End of Period	$ 11.46	$ 10.34	$ 8.42	$ 10.37	$ 11.03

Total Return **	10.83%	23.91%	(18.49)%	(3.83)%	10.73%

Net Assets at End of Period (Thousands)	$ 1,373	$ 1,063	$ 967	$ 1,151	$ 967

Ratio of Expenses to Average Net Assets
Before Waivers	3.53%	3.66%	2.75%	2.69%	3.22%
After Waivers	1.76%	1.40%	1.40%	1.40%	1.40%
Ratio of Net Investment Income to Average Net Assets
After Waivers	(0.21)%	0.94%	0.33%	1.19%	1.46%

Portfolio Turnover	49.92%	15.47%	59.66%	18.09%	5.33%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

Subsequent Events: Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  This expense cap shall remain in effect in perpetuity and can only be terminated by the Fund. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees.  The Advisor waived its management fee of $11,771 and reimbursed the Fund an additional $9,070 of the expenses for the year ended December 31, 2010.  At December 31, 2010, the Fund owed the Advisor $1,153 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2010 were $393,381 and $355,677, respectively.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2010, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,244,277. Transactions in capital stock were as follows for the year ended December 31, 2010 and the year ended December 31, 2009.

	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares sold	18,547	$203,954	1,642	$13,000
Shares reinvested	-	-	917	9,542
Shares redeemed	(1,432)	(15,166)	(14,571)	(143,690)
Total increase (decrease)	17,115	$188,788	(12,012)	$(121,148)

NOTE 5.   TAX MATTERS

As of December 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income

$               93

Capital loss carry-forwards expiring:  12/31/2017 +

 ($     73,620)

Post-October capital loss deferrals between realized 11/1/10 and 12/31/2010*

$         0

Gross unrealized appreciation on investment securities

  $      212,685

Gross unrealized depreciation on investment securities

    (10,070)

Net unrealized depreciation on investment securities

   $      202,615

Tax Cost of investment securities

   $   1,170,853

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

On December 30, 2009 the Fund paid an income dividend of $.0937 per share for a total amount of $9,542.  The Fund did not pay a dividend distribution for the year ended December 31, 2010.

NOTE 6. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosure.

BREAD & BUTTER FUND

AUDITOR OPINION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Bread & Butter Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Bread & Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bread & Butter Fund, Inc. as of December 31, 2010 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 19, 2011

BREAD & BUTTER FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consisting of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 20010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 through December 31, 2010

Actual	$1,000.00	$1,114.79	$9.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.33	$8.94

* Expenses are equal to the Fund's annualized expense ratio of 1.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

DIRECTORS AND OFFICERS

DECEMBER 31, 2010 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 80	Director, Chairman of the Board 1 Year 5 Years	Retired Professor at Essex County College
Frank J Figurski Age: 47	Director 1 Year 5 Years	Network Administrator Celgene Corp.
Theodore J Moskala Age: 46	Director 1 Year 5 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 44	Director, Secretary 1 Year 5 Years	Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2010 (UNAUDITED)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

Legal Counsel

The Sourlis Law Firm

214 Broad Street

Red Bank, NJ  07701

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS – The registrant has adopted a code of ethics that applies to

the registrant's principal executive officer and the principal financial    officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  The registrant does not feel the absence of a financial expert impacts the ability of the directors to fulfill its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all officers and directors is adequate together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns

(a)

Audit Fees -  FY 2010  - $9100

                    FY 2009  - $9400

(b)

Audit Related Fees      Registrant         Adviser

      FY 2010                  $0                 $0

      FY 2009                  $0                 $0

(c)

Tax Fees                Registrant         Adviser

      FY 2010                  $1800               $0

      FY 2009                  $1600               $0

Nature of the Fees:  Preparation of tax returns

(d)

All Other Fees          Registrant         Adviser

      FY 2010                   $0                 $0

      FY 2009                   $0                 $0

(e)

(1)  Audit committee pre-approval policies

           The directors have not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(f)

Not applicable.

   (g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

                            Registrant            Adviser

           FY 2010             $1800                $0

           FY 2009             $4159                $0

   (h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES. Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       President/Principal Financial Officer

Date March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President/Principal Financial Officer

Date March 7, 2011